Exhibit 10.3

INTERCREDITOR AGREEMENT

Intercreditor Agreement (this “Agreement”), dated as of June 16, 2020, among WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee for the First Priority Secured Parties (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “First Priority Representative”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee for the Second Priority Secured Parties (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “Second Priority Representative”), Endo International PLC, a company incorporated in the Republic of Ireland (the “Company”) and each of the other Grantors (as defined below) party hereto.

WHEREAS, the Grantors, the First Priority Representative and the Secured Debt Representatives named therein are parties to the Collateral Trust Agreement, dated as of April 27, 2017 (the “First Priority Collateral Trust Agreement”), which governs the liens held by the First Priority Representative, for the benefit of the First Priority Secured Parties, including (a) the lenders under the Credit Agreement, dated as of April 27, 2017 (the “Existing First Priority Credit Agreement”), among the Company, Endo Luxembourg Finance Company I S.à r.l., a société à responsabilité limitée (private limited liability company) incorporated under the laws of Luxembourg, Endo LLC, a limited liability company organized under the laws of Delaware, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingline lender, (b) the holders of the 5.875% Secured First Lien Notes Due 2024, issued by Endo Designated Activity Company (formerly known as Endo Limited), a designated activity company incorporated under the laws of Ireland (“Endo DAC”), Endo Finance LLC (formerly known as Endo Finance Co.), a Delaware limited liability company (“Endo Finance”) and Endo Finco Inc., a Delaware corporation (“Endo Finco”), pursuant to the Indenture, dated as of April 27, 2017 (the “Existing 2024 First Priority Indenture”) among the Grantors and Wells Fargo Bank, National Association as trustee and (c) the holders of the 7.500% Secured First Lien Notes Due 2027, issued by Par Pharmaceutical, Inc. (“PPI”), pursuant to the Indenture, dated as of March 28, 2019 (the “Existing 2027 First Priority Indenture” and, together with the Existing First Priority Credit Agreement and the Existing 2024 First Priority Indenture, the “Existing First Priority Agreements”) among the Grantors and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplement thereto, dated as of the date hereof, pursuant to which PPI issued additional 2027 First Lien Notes (the “Additional 2027 First Lien Notes”); and

WHEREAS, the Grantors, the Second Priority Representative and the Second Lien Notes Trustee (as defined below) are parties to the Second Lien Collateral Trust Agreement, dated as of the date hereof (the “Second Priority Collateral Trust Agreement”), which governs the liens held by the Second Priority Representative, for the benefit of the Second Priority Secured Parties, including holders of the 9.500% Secured Second Lien Notes Due 2027 issued by Endo DAC, Endo Finance and Endo Finco pursuant to the Indenture, dated as of the date hereof (the “Existing Second Priority Agreement”), among the Grantors and Wells Fargo Bank, National Association, as trustee (the “Second Lien Notes Trustee”); and

WHEREAS, the Company and the other Grantors have granted to the First Priority Representative security interests in the Common Collateral as security for payment and performance of the First Priority Obligations, including the Additional 2027 First Lien Notes; and

WHEREAS, the Company and the other Grantors are granting to the Second Priority Representative junior security interests in the Common Collateral as security for payment and performance of the Second Priority Obligations.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions.

1.1.    Defined Terms. The following terms, as used herein, have the following meanings:

“Additional First Priority Agreement” means any agreement governing any indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any other Grantor (other than the indebtedness and guarantees thereof governed by the Existing First Priority Agreements), which indebtedness and guarantees are secured by the First Priority Collateral (or a portion thereof), including, in any event, any agreement governing any “Additional Secured Debt” under, and as defined in, the First Priority Collateral Trust Agreement.

“Additional Second Priority Agreement” means any agreement governing any indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any other Grantor (other than the indebtedness and guarantees thereof governed by the Existing Second Priority Agreements), which indebtedness and guarantees are secured by the Second Priority Collateral (or a portion thereof), including, in any event, any agreement governing any “Additional Secured Debt” under, and as defined in, the Second Priority Collateral Trust Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Company” has the meaning set forth in the introductory paragraph hereof.

“First Priority Cash Management Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any First Priority Secured Party (or any of its affiliates) in respect of treasury management arrangements, depositary or other cash management services and including in any event “Banking Services Obligations” under, and as defined in, the First Priority Collateral Trust Agreement.

“Common Collateral” means all assets that are both First Priority Collateral and Second Priority Collateral.

“Comparable Second Priority Security Document” means, in relation to any Common Collateral subject to any First Priority Security Document, that Second Priority Security Document that creates a security interest in the same Common Collateral, granted by the same Grantor, as applicable.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has a meaning correlative thereto.

“DIP Financing” has the meaning set forth in Section 5.2.

“Endo DAC” has the meaning set forth in the first WHEREAS clause of this Agreement.

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“Endo Finance” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Endo Finco” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Enforcement Action” means, with respect to the First Priority Obligations or the Second Priority Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to the Common Collateral under, as applicable, the First Priority Documents or the Second Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Existing First Priority Agreements” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing First Priority Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing 2024 First Priority Indenture” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing 2027 First Priority Indenture” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Second Priority Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“First Priority Agreement” means the collective reference to (a) the Existing First Priority Agreements, (b) any Additional First Priority Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing First Priority Agreements, any Additional First Priority Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Priority Agreement hereunder (a “Replacement First Priority Agreement”). Any reference to a First Priority Agreement hereunder shall be deemed a reference to any First Priority Agreement then extant.

“First Priority Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Grantor, in which a Lien is granted or purported to be granted to any First Priority Secured Party as security for any First Priority Obligation, including any “Collateral” or “Pledged Collateral” or similar term as defined in any First Priority Document.

“First Priority Collateral Trust Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

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“First Priority Documents” means each First Priority Agreement, each First Priority Security Document and each First Priority Guarantee.

“First Priority Guarantee” means any agreement providing a guarantee by any Grantor of any or all of the First Priority Obligations.

“First Priority Lien” means any Lien created by the First Priority Security Documents.

“First Priority Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the First Priority Agreement, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Priority Agreement, (c) all Hedging Obligations, (d) all First Priority Cash Management Obligations and (e) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the First Priority Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. First Priority Obligations shall include in any event “Secured Obligations” under, and as defined in, the First Priority Collateral Trust Agreement. To the extent any payment with respect to any First Priority Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Obligations Payment Date” means the first date on which (a) the First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the First Priority Documents), (b) all commitments to extend credit under the First Priority Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the First Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Priority Security Documents), (d) the “Discharge of Secured Obligations” under, and as defined in, the First Priority Collateral Trust Agreement shall have occurred and (e) the First Priority Representative has delivered a written notice to the Second Priority Representative stating that the events described in clauses (a), (b), (c) and (d) have occurred to the satisfaction of the First Priority Secured Parties.

“First Priority Representative” has the meaning set forth in the introductory paragraph hereof.

“First Priority Secured Parties” means the First Priority Representative, the First Priority Secured Parties and any other holders of the First Priority Obligations and shall in any event include “Secured Parties” under, and as defined in, the First Priority Collateral Trust Agreement.

“First Priority Security Documents” means the “Security Documents” under, and as defined in, the First Priority Collateral Trust Agreement, and any other documents that are described under any First Priority Agreement as a “Security Document” or a similar term.

“Grantor” means the Company and each Subsidiary of the Company that is now or hereafter becomes a party to any First Priority Security Document or Second Priority Security Document as a

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“grantor” or “pledgor” (or the equivalent thereof) to secure any First Priority Obligations and/or Second Priority Obligations, as the context may require.. All references in this Agreement to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor in any Insolvency Proceeding.

“Hedging Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any First Priority Secured Party (or any of its affiliates) in respect of any swap agreement or hedge agreement in respect of interest rates, currency exchange rates or commodity prices and including in any event “Hedging Obligations” under, and as defined in, the First Priority Collateral Trust Agreement

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law and with respect to a Grantor incorporated under the laws of the Netherlands, a “winding-up”, “bankruptcy”, “dissolution” or “insolvency” includes such Grantor being declared bankrupt (failliet verklaard) or dissolved (ontbonden) and with respect to a Grantor incorporated under the laws of Luxembourg, a “winding-up”, “bankruptcy”, “dissolution” or “insolvency” includes without limitation, bankruptcy (faillite), insolvency, voluntary or judicial liquidation (liquidation volontaire ou judiciaire), composition with creditors (concordat préventif de la faillite), moratorium or reprieve from payments (sursis de paiement), controlled management (gestion contrôlée), a general settlement with creditors, reorganisation or similar law affecting the rights of creditors generally.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Replacement First Priority Agreement” has the meaning set forth in the definition of “First Priority Agreement”.

“Second Priority Agreement” means the collective reference to (a) the Existing Second Priority Agreement, (b) any Additional Second Priority Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Second Priority Agreement, any Additional Second Priority Agreement or any other agreement or instrument referred to in this clause (c). Any reference to a Second Priority Agreement hereunder shall be deemed a reference to any Second Priority Agreement then extant.

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“Second Priority Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Grantor, in which a Lien is granted or purported to be granted to any Second Priority Secured Party as security for any Second Priority Obligation, including any “Collateral” or “Pledged Collateral” or similar term as defined in any Second Priority Document.

“Second Priority Collateral Trust Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Second Priority Documents” means each Second Priority Agreement, each Second Priority Security Document and each Second Priority Guarantee.

“Second Priority Guarantee” means any agreement governing a guarantee by any Grantor of any or all of the Second Priority Obligations.

“Second Priority Lien” means any Lien created by the Second Priority Security Documents.

“Second Priority Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under any Second Priority Agreement and (b) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the Second Priority Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. Second Priority Obligations shall include in any event “Secured Obligations” under, and as defined in, the Second Priority Collateral Trust Agreement. To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Representative” has the meaning set forth in the introductory paragraph hereof.

“Second Priority Secured Parties” means the Second Priority Representative, the Second Priority Secured Parties and any other holders of the Second Priority Obligations and shall in any event include “Secured Parties” under, and as defined in, the Second Priority Collateral Trust Agreement.

“Second Priority Security Documents” means the “Security Documents” under, and as defined in, the Second Priority Collateral Trust Agreement and any documents that are described under any Second Priority Agreement as a “Security Document” or similar term.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held by such Person.

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“Unasserted Contingent Obligations” shall mean, at any time, First Priority Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Priority Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Priority Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2    Amended Agreements. All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated or otherwise modified from time to time.

SECTION 2. Lien Priorities.

2.1    Subordination of Liens. (a) Any and all Liens now existing or hereafter created or arising in favor of any Second Priority Secured Party securing the Second Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Obligations are (x) subordinated to any Lien securing any obligation of any Grantor other than the Second Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No First Priority Secured Party or Second Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other. Notwithstanding any failure by any First Priority Secured Party or Second Priority Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the First Priority Secured Parties or the Second Priority Secured parties, the priority and rights as between the First Priority Secured Parties and the Second Priority Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2    Nature of First Priority Obligations. (a) The Second Priority Representative on behalf of itself and the other Second Priority Secured Parties acknowledges that a portion of the First Priority Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Priority Obligations may be modified, extended or amended from time to time, and that

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the aggregate amount of the First Priority Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Priority Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Priority Obligations or the Second Priority Obligations, or any portion thereof.

(b) Notwithstanding anything in this Agreement or any other First Priority Documents or Second Priority Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Priority Obligations consisting solely of reimbursement obligations in respect of letters of credit or to cash collateralize outstanding letters of credit and that is held by the First Priority Collateral Trustee and which cash and cash equivalents do not secure any other First Priority Obligations shall be applied as specified in the Existing First Priority Credit Agreement (or such other applicable First Priority Agreement in respect of such First Priority Obligations) and will not be subject to this Agreement.

2.3    Agreements Regarding Actions to Perfect Liens. (a) The Second Priority Representative on behalf of itself and the other Second Priority Secured Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Second Priority Representative shall be in form reasonably satisfactory to the First Priority Representative.

(b) The Second Priority Representative agrees on behalf of itself and the other Second Priority Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or thereafter filed against real property in favor of or for the benefit of the Second Priority Representative shall be in form reasonably satisfactory to the First Priority Representative and shall contain the following notation: “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to Wilmington Trust, National Association, as Collateral Trustee, and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement, dated as of June 16, 2020, among Wilmington Trust, National Association, as First Priority Representative, Wilmington Trust, National Association, as Second Priority Representative, and the Grantors referred to therein, as amended from time to time.”

(c) The First Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to the First Priority Security Documents, such possession or control is also for the benefit of the Second Priority Representative and the other Second Priority Secured Parties solely to the extent required to perfect their security interest in such Common Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the First Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide the Second Priority Representative or any other Second Priority Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Priority Security Documents, provided that subsequent to the occurrence of the First Priority Obligations Payment Date, the First Priority Representative shall (i) deliver to the Second Priority Representative, at the Company’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Priority Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Priority Secured

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Parties and the Second Priority Secured Parties and shall not impose on the First Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.2.4 No New Liens. So long as the First Priority Obligations Payment Date has not occurred, the parties hereto agree that (a) no Grantor shall have any right to create any Second Priority Lien on any assets of any Grantor unless these same assets are subject to, or will become subject to, a First Priority Lien and (b) if any Second Priority Secured Party shall acquire or hold any Second Priority Lien on any assets of any Grantor which assets are not also subject to the First Priority Lien of the First Priority Representative under the First Priority Documents, then the Second Priority Representative, upon demand by the First Priority Representative, will without the need for any further consent of any other Second Priority Secured Party, notwithstanding anything to the contrary in any other Second Priority Document either (i) release such Lien or (ii) assign it to the First Priority Representative as security for the First Priority Obligations (in which case the Second Priority Representative may retain a junior lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Priority Secured Parties, the Second Priority Representative and the other Second Priority Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.4 shall be subject to Section 4.1.

SECTION 3. Enforcement Rights.

3.1    Exclusive Enforcement. Until the First Priority Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Grantor, the First Priority Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any Second Priority Secured Party, but subject to the provisos set forth in Sections 3.2 and 5.1. Upon the occurrence and during the continuance of a default or an event of default under the First Priority Documents, the First Priority Representative and the other First Priority Secured Parties may take and continue any Enforcement Action with respect to the First Priority Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.

3.2    Standstill and Waivers. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that, until the First Priority Obligations Payment Date has occurred, subject to the proviso set forth in Section 5.1:

(a) they will not take or cause to be taken any Enforcement Action;

(b) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Priority Obligation pari passu with or senior to, or to give any Second Priority Secured Party any preference or priority relative to, the Liens with respect to the First Priority Obligations or the First Priority Secured Parties with respect to any of the Common Collateral;

(c) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Priority Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Priority Secured Party;

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(d) they have no right to (i) direct either the First Priority Representative or any other First Priority Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Priority Security Documents or (ii) consent or object to the exercise by the First Priority Representative or any other First Priority Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First Priority Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(e) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First Priority Secured Party with respect to the Common Collateral or pursuant to the First Priority Documents; and

(f) they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

provided that, notwithstanding the foregoing, any Second Priority Secured Party may exercise its rights and remedies in respect of the Common Collateral under the Second Priority Security Documents or applicable law after the passage of a period of 180 days (the “Standstill Period”) from the date of delivery of a notice in writing to the First Priority Representative of its intention to exercise such rights and remedies, which notice may only be delivered following the occurrence of and during the continuation of an “Event of Default” under and as defined in the applicable Second Priority Agreement; provided, further, however, that, notwithstanding the foregoing, in no event shall any Second Priority Secured Party exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the Standstill Period, (i) any First Priority Secured Party shall have commenced and be diligently pursuing the exercise of any of its rights and remedies with respect to any of the Common Collateral (prompt notice of such exercise to be given to the Second Priority Representative) or (ii) an Insolvency Proceeding in respect of any Grantor shall have been commenced; and provided, further, that in any Insolvency Proceeding commenced by or against any Grantor, the Second Priority Representative and the Second Priority Secured Parties may take any action expressly permitted by Section 5.

3.3    Judgment Creditors. In the event that any Second Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Priority Obligations) to the same extent as all other Liens securing the Second Priority Obligations are subject to the terms of this Agreement.

3.4    Cooperation. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that each of them shall take such actions as the First Priority Representative shall request in connection with the exercise by the First Priority Secured Parties of their rights set forth herein.

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3.5    No Additional Rights For the Grantors Hereunder. Except as provided in Section 3.6, if any First Priority Secured Party or Second Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Grantor shall be entitled to use such violation as a defense to any action by any First Priority Secured Party or Second Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Priority Secured Party or Second Priority Secured Party.

3.6    Actions Upon Breach. (a) If any Second Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Common Collateral, such Grantor, with the prior written consent of the First Priority Secured Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) Should any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Priority Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor may obtain relief against such Second Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Priority Representative on behalf of each Second Priority Secured Party that (i) the First Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that the Grantors and/or the First Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

3.7    Option to Purchase. (a) The First Priority Representative agrees that it will give the Second Priority Representative written notice (the “Enforcement Notice”) within five business days after commencing any Enforcement Action with respect to Common Collateral (which notice shall be effective for all Enforcement Actions taken after the date of such notice so long as the First Priority Representative is diligently pursuing in good faith the exercise of its default or enforcement rights or remedies against, or diligently attempting in good faith to vacate any stay of enforcement rights of its senior Liens on a material portion of the Common Collateral, including, without limitation, all Enforcement Actions identified in such notice). Any Second Priority Secured Party (such term solely for the purposes of this Section 3.7 shall exclude the Second Priority Representative) shall have the option, by irrevocable written notice (the “Purchase Notice”) delivered to the First Priority Representative no later than five business days after receipt by the Second Priority Representative of the Enforcement Notice, to purchase all of the First Priority Obligations from the First Priority Secured Parties. If a Second Priority Secured Party so delivers the Purchase Notice, the First Priority Representative shall terminate any existing Enforcement Actions and shall not take any further Enforcement Actions, provided, that the Purchase (as defined below) shall have been consummated on the date specified in the Purchase Notice in accordance with this Section 3.7.

(b) On the date specified by the applicable Second Priority Secured Parties in the Purchase Notice (which shall be a business day not less than five business days, nor more than ten business days, after receipt by the First Priority Representative of the Purchase Notice, the First Priority Secured Parties shall, subject to any required approval of any court or other governmental authority then in effect, sell to the Second Priority Secured Parties electing to purchase pursuant to Section 3.7(a) (the “Purchasing Parties”), and the Purchasing Parties shall purchase (the “Purchase”) from the First Priority Secured Parties, the First Priority Obligations; provided, that the First Priority Obligations purchased shall not include any rights of

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First Priority Secured Parties with respect to indemnification and other obligations of the Grantors under the First Priority Documents that are expressly stated to survive the termination of the First Priority Documents (the “Surviving Obligations”).

(c) Without limiting the obligations of the Grantors under the First Priority Documents to the First Priority Secured Parties with respect to the Surviving Obligations (which shall not be transferred in connection with the Purchase), on the date of the Purchase, the Purchasing Parties shall (i) pay to the First Priority Secured Parties as the purchase price (the “Purchase Price”) therefor the full amount of all First Priority Obligations then outstanding and unpaid (including principal, interest, fees, breakage costs, attorneys’ fees and expenses, and, in the case of any Hedging Obligations, the amount that would be payable by the relevant Grantor thereunder if it were to terminate such Hedging Obligations on the date of the Purchase or, if not terminated, an amount determined by the relevant First Priority Secured Party to be necessary to collateralize its credit risk arising out of such Hedging Obligations, (ii) furnish cash collateral (the “Cash Collateral”) to the First Priority Secured Parties in such amounts as the relevant First Priority Secured Parties determine is reasonably necessary to secure such First Priority Secured Parties in connection with any outstanding letters of credit (not to exceed 105% of the aggregate undrawn face amount of such letters of credit), (iii) agree to reimburse the First Priority Secured Parties for any loss, cost, damage or expense (including attorneys’ fees and expenses) in connection with any fees, costs or expenses related to any checks or other payments provisionally credited to the First Priority Obligations and/or as to which the First Priority Secured Parties have not yet received final payment and (iv) agree, after written request from the First Priority Representative, to reimburse the First Priority Secured Parties in respect of indemnification obligations of the Grantors under the First Priority Documents as to matters or circumstances known to the Purchasing Parties at the time of the Purchase which could reasonably be expected to result in any loss, cost, damage or expense to any of the First Priority Secured Parties, provided that, in no event shall any Purchasing Party have any liability for such amounts in excess of proceeds of Common Collateral received by the Purchasing Parties.

(d) The Purchase Price and Cash Collateral shall be remitted by wire transfer in immediately available funds to such account of the First Priority Representative as it shall designate to the Purchasing Parties. The First Priority Representative shall, promptly following its receipt thereof, distribute the amounts received by it in respect of the Purchase Price to the First Priority Secured Parties in accordance with the applicable First Priority Agreement. Interest shall be calculated to but excluding the day on which the Purchase occurs if the amounts so paid by the Purchasing Parties to the account designated by the First Priority Representative are received in such account prior to 12:00 Noon, New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to the account designated by the First Priority Representative are received in such account later than 12:00 Noon, New York City time.

(e) The Purchase shall be made without representation or warranty of any kind by the First Priority Secured Parties as to the First Priority Obligations, the Common Collateral or otherwise and without recourse to the First Priority Secured Parties, except that the First Priority Secured Parties shall represent and warrant: (i) the amount of the First Priority Obligations being purchased, (ii) that the First Priority Secured Parties own the First Priority Obligations free and clear of any liens or encumbrances and (iii) that the First Priority Secured Parties have the right to assign the First Priority Obligations and the assignment is duly authorized.

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SECTION 4. Application Of Proceeds Of Common Collateral; Dispositions And Releases Of Common Collateral; Inspection and Insurance.

4.1    Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral in connection with an Enforcement Action, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Priority Representative for application to the First Priority Obligations in accordance with the terms of the First Priority Documents, until the First Priority Obligations Payment Date has occurred and thereafter, to the Second Priority Representative for application in accordance with the Second Priority Documents. Until the occurrence of the First Priority Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Priority Representative, for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative to make any such endorsements as agent for the Second Priority Representative (which authorization, being coupled with an interest, is irrevocable).

4.2    Releases of Second Priority Lien. (a) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the First Priority Documents that results in the release of the First Priority Lien on any Common Collateral (excluding any sale or other disposition that is expressly prohibited by any Second Priority Agreement as in effect on the date hereof unless such sale or disposition is consummated in connection with an Enforcement Action or consummated after the institution of any Insolvency Proceeding), the Second Priority Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the First Priority Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person.

(b) The Second Priority Representative shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Priority Representative shall request to evidence any release of the Second Priority Lien described in paragraph (a). The Second Priority Representative hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Priority Representative and in the name of the Second Priority Representative or in the First Priority Representative’s own name, from time to time, in the First Priority Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3    Inspection Rights and Insurance. (a) Any First Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the First Priority Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Second Priority Secured Party or liability to any Second Priority Secured Party.

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(b) Until the First Priority Obligations Payment Date has occurred, the First Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Grantor (except that the Second Priority Representative shall have the right to be named as additional insured and loss payee so long as its second lien status is identified in a manner satisfactory to the First Priority Representative); (ii) to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

SECTION 5. Insolvency Proceedings.

5.1    Filing of Motions. Until the First Priority Obligations Payment Date has occurred, the Second Priority Representative agrees on behalf of itself and the other Second Priority Secured Parties that no Second Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of the Second Priority Representative or Second Priority Secured Parties, in whole or in part, as a result of their interest in the Common Collateral or in the Second Priority Lien (unless the assertion of such right is expressly permitted by this Agreement) or (c) challenges the validity, priority, enforceability or voidability of any Liens or claims held by the First Priority Representative or any other First Priority Secured Party, or the extent to which the First Priority Obligations constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Priority Representative may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Priority Representative imposed hereby.

5.2    Financing Matters. If any Grantor becomes subject to any Insolvency Proceeding, and if the First Priority Representative or the other First Priority Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Grantor under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Grantor by any third party (any such financing, “DIP Financing”), then the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that each Second Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 5.4 below and (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens (i) to such DIP Financing on the same terms as the First Priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Priority Secured Parties and (iii) to any “carve-out” agreed to by the First Priority Representative or the other First Priority Secured Parties, and (d) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

5.3    Relief From the Automatic Stay. The Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the First Priority Representative.

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5.4    Adequate Protection. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by the First Priority Representative or the other First Priority Secured Parties for adequate protection or any adequate protection provided to the First Priority Representative or the other First Priority Secured Parties or (b) any objection by the First Priority Representative or any other First Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to the First Priority Representative or any other First Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 5.2(a) and 5.3), in any Insolvency Proceeding, (i) if the First Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and the First Priority Secured Parties do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral the Second Priority Representative, on behalf of itself and any of the Second Priority Secured Parties, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Priority Obligations and such DIP Financing on the same basis as the other Liens securing the Second Priority Obligations are so subordinated to the First Priority Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties and (z) subject to the right of the First Priority Secured Parties to object thereto, the payment of post-petition interest at the pre-default rate (provided, in the case of this clause (z), that the First Priority Secured Parties have been granted adequate protection in the form of post-petition interest at a rate no lower than the pre-default rate), provided, however, that the Second Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Second Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event the Second Priority Representative, on behalf of itself and the Second Priority Secured Parties, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then the Second Priority Representative, on behalf of itself or any of the Second Priority Secured Parties, agrees that the First Priority Representative shall also be granted a senior Lien on such additional collateral as security for the First Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Obligations shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Priority Obligations are subordinated to such First Priority Obligations under this Agreement. The Second Priority Representative, on behalf of itself and the other Second Priority Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the First Priority Representative.

5.5    Avoidance Issues. If any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Grantor, because such

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amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6    Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, neither the Second Priority Representative nor any other Second Priority Secured Party shall oppose any sale or disposition of any assets of any Grantor that is supported by the First Priority Secured Parties, and the Second Priority Representative and each other Second Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Secured Parties and to have released their Liens on such assets.

5.7    Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Priority Security Documents and the Second Priority Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Priority Obligations and the Second Priority Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties and Second Priority Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Secured Priority Secured Parties. The Second Priority Secured Parties hereby acknowledge and agree to turn over to the First Priority Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

5.8    No Waivers of Rights of First Priority Secured Parties. Nothing contained herein shall prohibit or in any way limit the First Priority Representative or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party not expressly permitted hereunder, including the seeking by any Second Priority Secured Party of adequate protection (except as provided in Section 5.4).

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5.9    Other Matters. To the extent that the Second Priority Representative or any Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, the Second Priority Representative agrees, on behalf of itself and the other Second Priority Secured Parties not to assert any of such rights without the prior written consent of the First Priority Representative unless expressly permitted to do so hereunder.

5.10    Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

SECTION 6. Security Documents.

In the event the First Priority Representative enters into any amendment, waiver or consent in respect of any of the First Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Priority Security Document without the consent of or action by any Second Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of any Second Priority Agreement), (a) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Priority Security Document, except to the extent that a release of such Lien is permitted by Section 4.2 and provided there is a corresponding release of the Lien securing the First Priority Obligations, (b) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Priority Secured Parties and does not affect the First Priority Secured Parties in a like or similar manner shall not apply to the Second Priority Security Documents without the consent of the Second Priority Representative and (c) notice of such amendment, waiver or consent shall be given to the Second Priority Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

SECTION 7. Reliance; Waivers; etc.

7.1    Reliance. The First Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Priority Representative, on behalf of it itself and the Second Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Priority Secured Parties. The Second Priority Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The First Priority Representative expressly waives all notices of the acceptance of and reliance by the Second Priority Representative and the Second Priority Secured Parties.

7.2    No Warranties or Liability. The Second Priority Representative and the First Priority Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other First Priority Document or any Second Priority Document. Except as otherwise provided in this Agreement, the Second Priority Representative and the First Priority Representative will be entitled to manage and supervise their respective extensions of credit to any Grantor in accordance with law and their usual practices, modified from time to time as they deem appropriate.

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7.3    No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Grantor with the terms and conditions of any of the First Priority Documents or the Second Priority Documents.

SECTION 8. Obligations Unconditional.

8.1    First Priority Obligations Unconditional. All rights and interests of the First Priority Secured Parties hereunder, and all agreements and obligations of the Second Priority Secured Parties (and, to the extent applicable, the Grantors) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Priority Document;

(c) prior to the First Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Priority Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Priority Obligations or any Second Priority Secured Party in respect of this Agreement.

8.2    Second Priority Obligations Unconditional. All rights and interests of the Second Priority Secured Parties hereunder, and all agreements and obligations of the First Priority Secured Parties (and, to the extent applicable, the Grantors) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Priority Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Priority Obligations or any guarantee or guaranty thereof; or

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(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Second Priority Obligations or any First Priority Secured Party in respect of this Agreement.

SECTION 9. Miscellaneous.

9.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document or any Second Priority Document with respect to the priority of any Liens granted thereunder or the exercise of any rights or remedies thereunder, the provisions of this Agreement shall govern.

9.2    Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Priority Obligation Payment Date shall have occurred. This is a continuing agreement and the First Priority Secured Parties and the Second Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Company or any other Grantor on the faith hereof.1

9.3    Amendments; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Priority Representative and the Second Priority Representative, and, in the case of amendments or modifications of any provision that directly affects the rights or duties of any Grantor, including Sections 3.5, 3.6, 9.5 or 9.6, such Grantor.

(b) It is understood that the First Priority Representative and the Second Priority Representative, without the consent of any other First Priority Secured Party or Second Priority Secured Party, may in their discretion determine that a supplemental agreement (which make take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Grantors become First Priority Obligations or Second Priority Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes First Priority Obligations or Second Priority Obligations, provided, that such Additional Debt is permitted to be incurred by the applicable First Priority Agreement and Second Priority Agreement then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as First Priority Obligations or Second Priority Obligations, as applicable.

9.4    Information Concerning Financial Condition of the Company and the other Grantors. Each of the Second Priority Representative and the First Priority Representative hereby assume responsibility for keeping itself informed of the financial condition of the Company and each of the other Grantors and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Obligations. The Second Priority Representative and the First Priority Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Priority Representative or the First Priority Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

[1]	Note to Skadden: If the 1L is paid off, we don’t think the 2L should still be subject to the ICA.

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9.5    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

9.6    Submission to Jurisdiction. (a) Each First Priority Secured Party, each Second Priority Secured Party and each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Priority Secured Party or Second Priority Secured Party may otherwise have to bring any action or proceeding against any Grantor or its properties in the courts of any jurisdiction.

(b) Each First Priority Secured Party, each Second Priority Secured Party and each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.7    Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

9.8    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties and Second Priority Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

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9.9    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.10    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.11    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic submission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.12    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.13    Additional Grantors. Each Person that becomes a Grantor after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of a Joinder Agreement in the form of Exhibit A hereto.

21

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Priority Representative for and on behalf of the First Priority Secured Parties

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	AVP

Address for Notices:
1100 North Market Street
Wilmington, DE 19890

Attention: Andrew Lennon
Telecopy No.: 302-636-4145

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative for and on behalf of the Second Priority Secured Parties

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	AVP

Address for Notices:
1100 North Market Street
Wilmington, DE 19890

Attention: Andrew Lennon
Telecopy No.: 302-636-4145

[Signature Page to Intercreditor Agreement]

GIVEN under the COMMON SEAL
of ENDO INTERNATIONAL PLC,
as a Grantor
by:

/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

Address for Notices for each Grantor:

1400 Atwater Drive
Malvern, Pennsylvania 19355
United States

Attention:
Telecopy No:

[Signature Page to Intercreditor Agreement]

ACTIENT THERAPEUTICS LLC
ANCHEN 2 INCORPORATED
ANCHEN INCORPORATED
ANCHEN PHARMACEUTICALS, INC.
ANCHEN PHARMACEUTICALS 2, INC.
ASTORA WOMEN’S HEALTH, LLC
AUXILIUM INTERNATIONAL HOLDINGS, LLC
AUXILIUM PHARMACEUTICALS, LLC
DAVA PHARMACEUTICALS, LLC
ENDO AESTHETICS LLC
ENDO GENERICS HOLDINGS, INC.
ENDO GLOBAL FINANCE LLC
ENDO HEALTH SOLUTIONS INC.
ENDO INNOVATION VALERA LLC
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS FINANCE LLC
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
ENDO U.S. FINANCE, LLC
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US) 2, INC.
GENERICS INTERNATIONAL (US), INC.
GENERICS INTERNATIONAL VENTURES ENTERPRISES LLC
INNOTEQ 2, INC.
INNOTEQ, INC.
JHP GROUP HOLDINGS, LLC
JHP GROUP HOLDINGS 2, INC.
KALI LABORATORIES, LLC
KALI LABORATORIES 2, INC.
PAR, LLC
PAR PHARMACEUTICAL, INC.
PAR PHARMACEUTICAL 2, INC.
PAR PHARMACEUTICAL COMPANIES, INC.
PAR PHARMACEUTICAL HOLDINGS, INC.
PAR STERILE PRODUCTS, LLC
PAR TWO, INC.
SLATE PHARMACEUTICALS, LLC
each, as a Grantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Intercreditor Agreement]

ENDO LLC
ENDO FINCO INC.
ENDO FINANCE LLC
ENDO FINANCE OPERATIONS LLC
ENDO U.S. INC.
PALADIN LABS CANADIAN HOLDING INC.
PALADIN LABS INC.
each, as a Grantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

ACTIENT PHARMACEUTICALS LLC
AUXILIUM US HOLDINGS, LLC
each, as a Grantor
By: AUXILIUM PHARMACEUTICALS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

70 MAPLE AVENUE, LLC
TIMM MEDICAL HOLDINGS, LLC
each, as a Grantor
By: ACTIENT PHARMACEUTICALS LLC, as its Manager
By: AUXILIUM PHARMACEUTICALS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

GENERICS BIDCO I, LLC
MOORES MILL PROPERTIES L.L.C.
QUARTZ SPECIALTY PHARMACEUTICALS, LLC
VINTAGE PHARMACEUTICALS, LLC
each, as a Grantor
By: GENERICS INTERNATIONAL (US), INC., as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Intercreditor Agreement]

ENDO PAR INNOVATION COMPANY, LLC,
as a Grantor
By: PAR PHARMACEUTICAL, INC., as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

JHP ACQUISITION, LLC,
as a Grantor
By: JHP GROUP HOLDINGS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

DAVA INTERNATIONAL, LLC,
as a Grantor
By: DAVA PHARMACEUTICALS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Intercreditor Agreement]

ENDO SOMAR HOLDINGS B.V.,
as a Grantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Managing Director A

By:	/s/ Gert Han Rietberg
Name:	Gert Jan Rietberg
Title:	Managing Director B

[Signature Page to Intercreditor Agreement]

PAR LABORATORIES EUROPE, LTD.,
as a Grantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page to Intercreditor Agreement]

ENDO VENTURES CYPRUS LIMITED,
as a Grantor

By:	/s/ Jennifer Veronica O’Connell
Name:	Jennifer Veronica O’Connell
Title:	Director

[Signature Page to Intercreditor Agreement]

ENDO VENTURES BERMUDA LIMITED,
as a Grantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

ENDO GLOBAL VENTURES,
as a Grantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

ENDO BERMUDA FINANCE LIMITED,
as a Grantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

OPERATIONS REFINANCING COMPANY BERMUDA LIMITED,
as a Grantor

By:	/s/ Mark T. Bradley
Name:	Mark T. Bradley
Title:	Director

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO DESIGNATED ACTIVITY COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO AESTHETICS LOGISTICS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO GLOBAL AESTHETICS LIMITED, as a Grantor by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO PROCUREMENT OPERATIONS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO GLOBAL BIOLOGICS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO GLOBAL DEVELOPMENT LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO EUROFIN UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO MANAGEMENT LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO VENTURES LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE II UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE III UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE IV UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE V UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO IRELAND FINANCE II LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO IRELAND HOLDINGS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO TOPFIN LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO IRELAND FINANCE UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of HAWK ACQUISITION IRELAND LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page to Intercreditor Agreement]

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg R.C.S. Luxembourg: B 182645,
as a Grantor

By:	/s/ Mark T. Bradley
Name: Mark T. Bradley
Title: Manager A

ENDO LUXEMBOURG FINANCE COMPANY II S.À.R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg R.C.S. Luxembourg: B 182794,
as a Grantor

By:	/s/ Mark T. Bradley
Name: Mark T. Bradley
Title: Manager A

ENDO LUXEMBOURG HOLDING COMPANY S.À.R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg R.C.S. Luxembourg: B 182517,
as a Grantor

By:	/s/ Mark T. Bradley
Name: Mark T. Bradley
Title: Manager A

[Signature Page to Intercreditor Agreement]

ENDO LUXEMBOURG INTERNATIONAL FINANCING SARL,
Société à responsabilité limitée
Registered office: 6, rue Eugène Ruppert, L-2453 Luxembourg R.C.S. Luxembourg: B 221412,
as a Grantor

By:	/s/ Mark T. Bradley
Name: Mark T. Bradley
Title: Manager A

ENDO US HOLDINGS LUXEMBOURG I S.À.R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg R.C.S. Luxembourg: B 197803,
as a Grantor

By:	/s/ Mark T. Bradley
Name: Mark T. Bradley
Title: Manager A

LUXEMBOURG ENDO SPECIALTY PHARMACEUTICALS HOLDING I S.À.R.L.,
Société à responsabilité limitée
Registered office: 6, rue Eugène Ruppert, L-2453 Luxembourg R.C.S. Luxembourg: B 204925,
as a Grantor

By:	/s/ Mark T. Bradley
Name: Mark T. Bradley
Title: Manager A

[Signature Page to Intercreditor Agreement]

THIS ADDITIONAL GRANTOR JOINDER AGREEMENT (this “Agreement”), dated as of             , 202    , is executed by                     , a                      (the “New Grantor”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee (in such capacity, the “First Priority Representative”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee (in such capacity, the “Second Priority Representative”), under that certain Intercreditor Agreement (the “Intercreditor Agreement”), dated as of June 16, 2020 among the First Priority Representative, the Second Priority Representative, each additional representative in respect of Additional Debt from time to time party thereto and each of the other Grantors from time to time party thereto. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

The New Grantor, for the benefit of the First Priority Representative and the Second Priority Representative, hereby agrees as follows:

1.    The New Grantor hereby acknowledges the Intercreditor Agreement and acknowledges, agrees and confirms that, by its execution of this Agreement, the New Grantor will be deemed to be a Grantor under the Intercreditor Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the Intercreditor Agreement. The New Grantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement.

2.    The address of the New Grantor for purposes of Section 9.7 of the Intercreditor Agreement is as follows:

3.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE NEW GRANTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the New Grantor has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

[NEW GRANTOR]

By:
Name:
Title: